Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to, and solely for purposes of, 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that:

1.    The Annual Report of Monro Muffler Brake, Inc. ("Monro") on Form 10-K for the period ended March 26, 2016  as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Monro.

/s/ John W. Van Heel	Dated: May 25, 2016
John W. Van Heel
Chief Executive Officer and President

/s/ Catherine D’Amico	Dated: May 25, 2016
Catherine D'Amico
Executive Vice President – Finance, Chief Financial Officer and Treasurer